                                                                     EXHIBIT 4.2


                                                                    COMMON STOCK

                                                               CUSIP 053762 10 0

AVIRON

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA OR NEW YORK, NY

                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT






IS THE RECORD HOLDER OF


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

AVIRON transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the signatures of the Corporation's duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:

FLEET NATIONAL BANK                                 /s/ BOYD CLARKE
Transfer Agent and Registrar               President and Chief Executive Officer

/s/ TIMOTHY D. RYAN                              /s/ CHARLENE FRIEDMAN
                                             Vice President, General Counsel
AUTHORIZED OFFICER                                    and Secretary


                                     AVIRON

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --             Custodian
                     -------------------------------
                         (Cust)            (Minor)
                     under Uniform Gifts to Minors

                     Act
                        ----------------------------
                                   (State)

UNIF TRF MIN ACT --        Custodian (until age      )
                     ------                    ------
                     (Cust)

                              under Uniform Transfers
                     ---------
                      (Minor)
                     to Minors Act
                                  -------------------
                                        (State)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                                      HEREBY SELL, ASSIGN AND
                   -------------------------------------
TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


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                                                                          SHARES
--------------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

                                                                        ATTORNEY
------------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     -----------------------------------


                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------

                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(S) Guaranteed

BY
  --------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED
  BY AN ELIGIBLE GUARANTOR INSTITUTION
  (BANKS, STOCKBROKERS, SAVINGS AND LOAN
  ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM), PURSUANT
  TO S.E.C. RULE 17Ad-15.